Exhibit 10.3

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT TO SUPPLY AGREEMENT

This Amendment dated as of January 1, 2013 (“Effective Date”), is by and between Cerus Corporation (“Cerus”), a Delaware corporation, having its principal place of business at 2411 Stanwell Drive, Concord CA 94520 and Porex Corporation, a Delaware corporation, located at 500 Bohannon Road, Fairburn, GA 30213-2828 (“Porex”) hereinafter referred to as (the “Amendment”).

WHEREAS:

•

Cerus and Porex previously entered into a Supply and Manufacturing Agreement effective as of March 1, 2008, (the “Original Agreement”), the Initial Term of which terminates on December 31, 2012; Cerus and Porex would like to amend the Original Agreement to the extent set forth below; and

•	Capitalized terms which are not defined herein shall have the same meanings ascribed to them as in the Original Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1.	Notwithstanding the language of section 12.1 and 12.2., the Initial Term is hereby extended to December 31, 2014.

2.	In Section 13.2, Cerus’ address for notice purposes is changed to:

Chief Executive Officer

Cerus Corporation

2550 Stanwell Drive

Concord, CA 94520

3.	Exhibit A and B to the original Agreement are superseded in their entirety and replaced by the current specifications for Platelet Wafers (Part 9441, SPC 00092) and Plasma Disks (Part 8444, SPC 00094).

4.	The last sentence of Exhibit D of the Original Agreement is hereby deleted in its entirety and replaced with the following:

[ * ]

5.	The last paragraph of Exhibit E of the Original Agreement is hereby deleted in its entirety and replaced with the following:

[ * ]

6.	Cerus and Porex will use good faith efforts to update the Quality Agreement (Exhibit G to the Original Agreement).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	Unless specifically amended by this Amendment, the terms of the Original Agreement shall remain in full force and effect.

CERUS CORPORATION		POREX CORPORATION

By:	/s/ Howard G. Ervin	By:	/s/ Victor L. Marrero
Name:	Howard G. Ervin	Name:	Victor L. Marrero
Title:	Vice President, Legal Affairs	Title:	Chief Financial Officer

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

Specifications for Platelet Wafers

[ * ]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

Specifications for Plasma Disks

[ * ]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.